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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report:                    April 1, 2002
                                                  -------------

               Date of earliest event reported:   March 31, 2002
                                                  --------------

                           Commission File No. 0-20709

                            D&E COMMUNICATIONS, INC.
     -----------------------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)






            Pennsylvania                                                     23-2837108
---------------------------------------------                     --------------------------------------
(State or other jurisdiction of incorporation)                    (IRS Employer Identification Number)




            124 East Main Street
               P.O. Box 458
           Ephrata, PA 17522-0458                                                17522
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 (Address of principal executive offices)                                       (Zip Code)



Registrant's telephone number, including area code:

(717) 733-4101







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ITEM  9. REGULATION FD DISCLOSURE

      The following information is being filed pursuant to Item 9 and Item 12:
On March 31, 2003, D&E Communications, Inc. issued the press release attached hereto as Exhibit 99, and incorporated into this Item 12 by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, D&E Communications, Inc. has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.

                                 D&E COMMUNICATIONS, INC.


                                 By:      /s/ Thomas E. Morell
                                           -----------------------
                                           Thomas E. Morell
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

Date: April 1, 2003


                                  Exhibit Index

Exhibit 99 - Press Release dated March 31, 2003